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                                                                                                                        EXHIBIT 4.3


              Temporary Certificate--Exchangeable for Definitive Engraved Certificate When Ready for Delivery

   NUMBER                                                                                                            SHARES

                                               [LOGO]   GUESS ?, INC.


THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SEE REVERSE FOR
           OF BOSTON OR NEW YORK                                                                                CERTAIN DEFINITIONS
                                                                                                                 CUSIP 401617 10 5


      This Certifies that





     is the record holder of

                                     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                                             GUESS ?, INC.

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
     Agent and registered by the Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

       Dated:



                                                                   [SEAL]
        /s/ ARMAND MARCIANO                                                                             /s/ MAURICE MARCIANO

              SECRETARY                                                                                         CHAIRMAN


COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
           TRANSFER AGENT AND REGISTRAR

BY


                    AUTHORIZED SIGNATURE


___________________________________________________
/                                                 /
/  AMERICAN BANK NOTE COMPANY    JULY 12, 1996 dw /
/  3504 ATLANTIC AVENUE                           /
/  SUITE 12                                       /
/  LONG BEACH, CA 90807              045133fc     /
/  (310) 989-2333                                 /
/  (FAX) (310) 426-7450  308-19x  proof __  REV 1 /
/_________________________________________________/


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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the owners, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the
Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- ...........Custodian............
TEN ENT -- as tenants by the entities                                 (Cust)               (Minor)
 JT TEN -- as joint tenants with rights of                          under Uniform Gifts to Minors
           survivorship and not as tenants                          Act.............................
           in common                                                             (Minor)
                                               UNIF TRF MIN ACT -- .......Custodian (until age ....)
                                                                    (Cust)
                                                                   ..........under Uniform Transfers
                                                                    (Minor)
                                                                   to Minors Act....................
                                                                                     (state)

                 Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
/                                     /
/_____________________________________/

____________________________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
____________________________________________________________________________________________________

____________________________________________________________________________________________________

______________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                           X _______________________________________________________
                                           X _______________________________________________________
                                       NOTICE: THE SIGNATURE(S): TO THE ASSIGNMENT MUST CORRESPOND
                                               WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                               CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                                               OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By __________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15.

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